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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 23, 1998
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                            FERROFLUIDICS CORPORATION
                            -------------------------
               (Exact name of registrant as specified in charter)

        Massachusetts                    0-10734                 02-0275185
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(State or other jurisdiction    (Commission file number)    (IRS employer
        of incorporation)                                    identification no.)

                  40 Simon Street, Nashua, New Hampshire 03061
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (603) 883-9800
                                                           --------------

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Item 5 - Other Events
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     On September 23, 1998, pursuant to an Asset Purchase Agreement of the same date by and between Ferrofluidics Corporation, a Massachusetts corporation (the "Company"), and General Signal Technology Corporation, a Delaware corporation ("General Signal"), the Company consummated the sale of certain of the assets of its Systems Division to General Signal.

     A copy of the Company's Press Release dated September 23, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FERROFLUIDICS CORPORATION

Date: September 23, 1998        By: /s/ William B. Ford
                                    ------------------------------------------
                                    William B. Ford
                                    Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.
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Exhibit 99.1      Press Release of Ferrofluidics Corporation dated
                  September 23, 1998.